UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 21, 2025
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As further described below in Item 5.07 of this Current Report on Form 8-K, on May 21, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Integer Holdings Corporation (the “Company”), the Company's stockholders approved an amendment (the "Amendment”) to the Company's Restated Certificate of Incorporation, as amended (the “Charter”), to provide for the elimination of monetary liability of certain officers of the Company in certain circumstances as permitted by Delaware law. On May 23, 2025, the Company filed a Certificate of Amendment to the Charter that sets forth the Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.
A description of the Amendment is set forth in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2025, in the section entitled “Proposal 4 – Approval of an Amendment to the Company's Restated Certificate of Incorporation (Officer Exculpation).” The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Additionally, on May 21, 2025, the Company's Board of Directors (the “Board”) approved an amendment to the Company’s Bylaws (the “Amended and Restated Bylaws”), which became effective immediately.
The only change effected by the amendment to the Amended and Restated Bylaws was to delete in full former Article 9, which permitted ratification of prior actions by the Board or by the Company's stockholders. The foregoing description of the amendment to the Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the text of the Amended and Restated Bylaws. The Amended and Restated Bylaws, along with a copy marked to show changes from the prior version, are included as Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on May 21, 2025, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company's definitive proxy statement for the Annual Meeting previously filed with the Securities and Exchange Commission. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.
Proposal 1: To elect 10 directors for a one-year term until their successors have been elected and qualified:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Sheila Antrum	32,545,463	55,576	963,255
Pamela G. Bailey	31,471,870	1,129,169	963,255
Cheryl C. Capps	32,543,906	57,133	963,255
Joseph W. Dziedzic	32,540,774	60,265	963,255
James F. Hinrichs	32,544,612	56,427	963,255
Jean Hobby	32,468,356	132,683	963,255
Tyrone Jeffers	32,469,313	131,726	963,255
M. Craig Maxwell	32,532,943	68,096	963,255
Filippo Passerini	32,468,667	132,372	963,255
Donald J. Spence	32,448,874	152,165	963,255
Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Integer Holdings Corporation for fiscal year 2025:

FOR:	32,746,004
AGAINST:	815,673
ABSTAINED:	2,617

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

FOR:	31,879,361
AGAINST:	716,649
ABSTAINED:	5,029
Broker NON-VOTE:	963,255
Proposal 4: To approve an amendment to the Company’s Restated Certificate of Incorporation to include an officer exculpation provision:

FOR:	27,522,559
AGAINST:	5,070,544
ABSTAINED:	7,936
Broker NON-VOTE:	963,255
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Integer Holdings Corporation
3.2	By-laws of Integer Holdings Corporation (Amended and Restated as of May 21, 2025)
3.3	Marked By-laws of Integer Holdings Corporation (Amended and Restated as of May 21, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 28, 2025	INTEGER HOLDINGS CORPORATION

		By:	/s/ Lindsay K. Blackwood
Lindsay K. Blackwood
Senior Vice President, General Counsel and Corporate Secretary